VCC Mortgage Securities, LLC ABS-15G

Exhibit 99.11

VCC 2025-3

Velocity Commercial Capital, LLC

Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

May 29, 2025

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (200) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed credit review on the loans.

As detailed herein, the pool contains 76 small balance commercial loans and 75 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between March 18, 2025 through May 14, 2025 via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

The SBA loans below are a subset of the previous table.

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 75 residential mortgage loans.

EXHIBIT A

Scope of Services:

Compliance Scope – New Origination Acquisitions

Client expressly acknowledges and agrees that loans submitted under this review will be for business purpose residential loans with Residential Rental calculations or Small Balance Commercial CRE, pursuant to this Exhibit and designated by Client as a business purpose loan. Each loan submitted by Client will automatically be deemed and reported as “Exempt” and Opus will not perform any ATR/QM Testing or TRID Testing.

All loans submitted under this SOW will be deemed ATR/QM and TRID Exempt, and all applicable review scopes will be carried out with this assumption.  If any loan is found to be ATR/QM or TRID applicable, an exception only will be noted.

Client expressly acknowledges and agrees that Opus will not independently verify or designate whether a loan is a ‘business purpose’ loan, and that Opus will rely on the Client’s designation as such.

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:

Borrower characteristics Loan characteristics DSCR (if applicable)	LTV/CLTV/HTLTV Representative credit score, Asset reserves	Property type Property usage Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan.  This would include but not limited to the following (*where applicable):

1008

1003 – Applications Initial

1003 – Application Final

AUS (DU/LP)

Loan Approvals

Underwriting worksheets

Income worksheets

Rate Lock

Change of Circumstances

Loan Estimates (LE)

Closing Disclosures (CD)

FACTA Disclosures

State Required Disclosures

Federal Required Disclosures

Signature tracking

Net Tangible Benefit Disclosure

Credit Report(s)

Fraud Report

OFAC Report (if not on credit)

Letter of Explanations

Borrower Identification

Business License*

Income Documentations

Asset Documentation

Appraisal(s)

Third Party Valuation (Desk Review/AVM/BPO/Field Review)

Purchase Contract

Environmental Reports

Non Owner Certification & Identification

Final CD/HUD1/Settlement Statement

Flood Insurance

Flood Certification

Mortgage Insurance

Right of Recession

Mortgage/Deed of Trust & Riders

Note & Addendums

Power of Attorney

Entity Documentation

Insurance

RE Tax Certification

Occupancy Affidavit

Business/Investment Purpose Affidavit

Title

Closing Protection Letter

HOA Information

Condo Documents

Guaranty Agreements*

Business P&L*

Business P&L* Purchase Agreement* Occupancy & Business Purpose LOI Rent Roll * Business Purpose Certification Cash Out Letter Verification of Mortgage/Rent RE Taxes Information

Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

●	the appropriate form,

●	materially complete

●	the address matched the mortgage note,

●	in conformity with the guideline requirements for the property type in question,

●	completed by an appraiser that was actively licensed to perform the valuation,

●	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,

●	made and signed prior to the final approval of the mortgage loan application,

●	completed and dated within the guideline restrictions,

●	the current use of the property is legal or legal non-conforming (grandfathered)

●	Photos present for Subject property and comparables

●	the appraisal report does not include any apparent environmental problems

●	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

●	CU Score = < 2.5, no additional valuation required

●	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.

●	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance

●	If value is supported within 10% tolerance, nothing further is needed

●	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file.  Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

# of Units	Interest Rate Initial Cap	Occupancy
Amortization Term	Interest Rate Initial Maximum	Original Interest Rate
Amortization Type	Interest Rate Initial Minimum	Original Loan Amount
Appraised Value	Interest Rate Life Cap	Original LTV
Borrower Full Name	Interest Rate Life Max	Original P&I
City	Interest Rate Life Min	Original Term
Contract Sales Price	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
DCR UW VCC	Investment Property Type	Prepayment Terms
First Interest Rate Change Date	Lien Position	Purpose
First Payment Change Date	LTV Valuation Value	Refi Purpose
Index Type	Margin	Representative FICO
Interest Only	Maturity Date	State
Interest Rate Change Frequency	Mod	Street
Next Interest Rate Change Date	Note Date	Zip

Pool Details

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were 10 obligors with multiple loans in the pool.

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	1	99.34%
Total Loan Population	151

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated May 27, 2025.

Non-Owner Occupancy Review

Loans Reviewed (200)

5700000745	6723227728	6723232196	6723234058	6723237012
5700000783	6723228070	6723232197	6723234074	6723237071
5700000815	6723228149	6723232198	6723234116	6723237157
5700000817	6723228150	6723232199	6723234127	6723237195
5700000838	6723228435	6723232200	6723234165	6723237233
5700000839	6723228817	6723232201	6723234213	6723237262
5700000840	6723228856	6723232270	6723234245	6723237283
5700000851	6723229054	6723232302	6723234269	6723237656
5700000853	6723229133	6723232332	6723234279	6723237677
5700000880	6723229214	6723232340	6723234317	6723237679
5700000893	6723229367	6723232409	6723234327	6723238123
5700000903	6723229388	6723232430	6723234346	6723238247
5700000939	6723229572	6723232472	6723234394	6723238257
5700000958	6723229684	6723232503	6723234439	6723238358
6723209974	6723230266	6723232648	6723234478	6723238455
6723212938	6723230377	6723232700	6723234517	6723238520
6723215644	6723230391	6723232846	6723234559	6723238545
6723216518	6723230537	6723232860	6723234816	6723238712
6723218150	6723230602	6723232888	6723234942	6723238787
6723220244	6723230852	6723232892	6723235150	6723238880
6723220529	6723230929	6723232968	6723235161	6723239013
6723222189	6723230957	6723233059	6723235300	6723239154
6723222205	6723231135	6723233075	6723235457	6723239357
6723222854	6723231140	6723233113	6723235842	6723239879
6723223507	6723231235	6723233215	6723235872	6723240412
6723223759	6723231347	6723233221	6723235921	6723240475
6723224446	6723231477	6723233241	6723235948	6723240793
6723224809	6723231481	6723233570	6723236086	6723240906
6723224894	6723231636	6723233616	6723236131	6723241621
6723225631	6723231730	6723233699	6723236252	6723241764
6723226261	6723231740	6723233714	6723236299	6723242087
6723226621	6723231804	6723233795	6723236312	6723242313
6723226739	6723231845	6723233815	6723236330	6723242403
6723227077	6723231894	6723233868	6723236399	6723242592
6723227328	6723232056	6723233883	6723236433	6723242643
6723227368	6723232072	6723233930	6723236589	6723242674
6723227436	6723232175	6723233958	6723236849	6723242927
6723227558	6723232192	6723233965	6723236923	6723242936
6723227559	6723232194	6723234015	6723236946	6723243155
6723227687	6723232195	6723234022	6723236959	6723243341

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.